                                                                   EXHIBIT 17(h)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Russia and Eastern Europe Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands in Hamilton, Bermuda on the dates set opposite our respective signatures.

           Signature                        Title                               Date
           ---------                        -----                               ----
                                            President, Principal
/s/ Robert Lloyd George            *        Executive Officer and              October 17, 1997
------------------------------------        Trustee
Robert Lloyd George

                                            Treasurer and
/s/ James L. O'Connor               **      Principal Financial                October 17, 1997
------------------------------------        and Accounting Officer
James L. O'Connor

/s/ Edward K.Y. Chen                        Trustee                            October 17, 1997
------------------------------------
Edward K.Y. Chen

/s/ Donald R. Dwight                        Trustee                            October 17, 1997
------------------------------------
Donald R. Dwight

/s/ James B. Hawkes                         Trustee                            October 17, 1997
------------------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                    Trustee                            October 17, 1997
------------------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                        Trustee                            October 17, 1997
------------------------------------
Norton H. Reamer

/s/ John L. Thorndike               **      Trustee                            October 17, 1997
------------------------------------
John L. Thorndike

/s/ Jack L. Treynor                         Trustee                            October 17, 1997
------------------------------------
Jack L. Treynor

*Signed in Hong Kong
**Signed in Boston, Massachusetts